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                                                                 Exhibit 10.8.1


                   FIRST AMENDMENT TO THE AMENDED AND RESTATED
                      TAX ALLOCATION AGREEMENT DATED AS OF
                                 JANUARY 1, 1990


         This Amendment, dated as of October 26, 1998, to the Amended and Restated Tax Allocation Agreement, dated as of January 1, 1990 (the "Agreement"), is made by and among Northeast Utilities (the "Parent Company") and The Connecticut Light and Power Company, Western Massachusetts Electric Company, Holyoke Water Power Company, Northeast Utilities Service Company, Northeast Nuclear Energy Company, Holyoke Power and Electric Company, The Rocky River Realty Company, The Quinnehtuk Company, Research Park, Inc., Charter Oak Energy, Inc., HEC, Inc., Public Service Company of New Hampshire, Properties Inc., North Atlantic Energy Corporation, North Atlantic Energy Service Corporation, COE Development Corporation, COE Argentina II Corp., COE Tejona Corporation, COE Ave Fenix Corporation, HEC International Corporation, Mode I Communications Inc., Select Energy, Inc., WMECO Receivables Corporation, CL&P Receivables Corporation and any other corporations that become a member of the Parent Company's affiliated group, as defined in Section 1504(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and execute a duplicate copy of the Agreement or consent to be included in a consolidated federal income tax return that includes the Parent Company (hereinafter collectively "subsidiaries" and singly "subsidiary") in accordance with Rule 45(c).(1)

         The Agreement is hereby amended as follows:

         1. The first unnumbered paragraph of the Agreement is amended to include as subsidiaries (as of the date on which each of the following companies became a member of the Parent Company's affiliated group):

         Properties Inc., COE Development Corporation, COE Argentina II Corp., COE Tejona Corporation, COE Ave Fenix Corporation, HEC International Corporation, Mode I Communications Inc., Select Energy, Inc., WMECO Receivables Corporation, CL&P Receivables Corporation and any other corporations that become a member of the Parent Company's affiliated group and execute a duplicate copy of this Agreement or consent to be included in a consolidated federal income tax return that includes the Parent Company






--------

         (1) References to Rule 45 are to Rule 45 of the Public Utility Holding Company Act of 1935.


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         2. Paragraph (1)(c) of the Agreement is deleted in its entirety and replaced with the following:

         Dividends and other transactions with respect to stock, bonds, or other obligations of members shall be reflected as provided in Treas.
         Reg. ss. 1.1502-13(f) and -13(g).

         3. Paragraph (1)(f) of the Agreement is deleted in its entirety and replaced with the following:

         Basis shall be determined under Treas. Reg. ss. 1.1502-31 or ss. 1.1502-32.

         4. The second sentence of paragraph (2) of the Agreement is deleted in its entirety and replaced with the following:

         Subject to the limitation provided in paragraph (10), such consolidated federal income tax allocated to a subsidiary, which may be either positive or negative, shall be equal to the separate taxable income of the subsidiary (after elimination of capital gains and losses) multiplied times the highest effective corporate federal income tax rate set forth in Section 11 of the Code.

         5. The first sentence of paragraph (4) of the Agreement is deleted in its entirety and replaced with the following:

         General business credits arising in a particular year shall be allocated among the subsidiaries giving rise to such credits by multiplying the amount of consolidated general business credits for such year utilized by a fraction, the numerator of which is the amount of general business credit of the subsidiary for such year and the denominator of which is the total amount of general business credit of all such subsidiaries for such year.

         6. The first sentence of paragraph (6) of the Agreement is deleted in its entirety and replaced with the following:

         Should the Parent Company's affiliated group generate a net operating loss for a tax year, each company shall first receive an allocation of consolidated federal income tax, which may be either positive or negative, as provided in paragraph (2); provided, however, a negative allocation of the consolidated federal income tax shall be made only to the extent that separate taxable income reduces consolidated federal income tax for such tax year.

         7. Paragraph (6) is further amended to add the following after the last sentence:

         For purposes of the consolidated return, the utilization of net operating losses carried back or carried over is determined on a first-in first-out basis with all net


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         operating losses generated by all subsidiaries in the earliest year utilized first before net operating losses generated in a subsequent year can be utilized. For purposes of allocating the net operating losses pursuant to this Agreement, and in accordance with the separate return limitation of Paragraph (10), the net operating losses utilized shall be determined on a first-in first-out basis with the net operating losses generated by subsidiaries allocated positive taxes in Paragraphs (2) and (3) utilized first, for all available vintages, before net operating losses generated by subsidiaries allocated negative taxes in Paragraphs (2) and (3) are utilized. If the vintages of net operating losses utilized pursuant to this Agreement differ from those utilized according to the consolidated return for a subsidiary, then the vintages of net operating losses utilized pursuant to this Agreement shall be exchanged among the affected subsidiaries. Net operating loss carryovers that are lost due to reductions, limitations and expirations imposed by the Code or the regulations thereunder shall be allocated in an appropriate and reasonable manner. See Rule 45(c)(5).

         8. Paragraph (7) of the Agreement is deleted in its entirety and replaced with the following:

         ALLOCATION OF ALTERNATIVE MINIMUM TAX OR CREDIT. Any portion of the consolidated federal income tax that is attributable to alternative minimum tax ("Consolidated AMT") shall be allocated in a positive amount to each subsidiary with "tentative minimum tax," as defined in
         Section 55(b)(1) of the Code (determined following the principles used to compute each subsidiary's separate return tax), which for purposes of this Agreement can be positive or negative, ("Separate Return Tentative Minimum Tax"), in excess of the "regular tax," as defined in
         Section 55 (c) of the Code (determined following the principles used to compute each subsidiary's separate return tax), allocated to such subsidiary in accordance with this Agreement (except paragraph (10)), which for purposes of this Agreement can be positive or negative ("Separate Return Regular Tax"). Consolidated AMT shall be allocated to each such subsidiary by multiplying Consolidated AMT by a fraction the numerator of which is the amount by which the subsidiary's Separate Return Tentative Minimum Tax exceeds such subsidiary's Separate Return Regular Tax and the denominator of which is the sum of the amounts by which the Separate Return Tentative Minimum Tax of the Subsidiaries to which an allocation of Consolidated AMT is made exceeds the Separate Return Regular Tax allocated to such subsidiaries. If the regular tax portion of the consolidated federal income tax is reduced by reason of a "minimum tax credit," as defined in Section 53 of the Code, the benefit of such minimum tax credit shall be allocated to the subsidiaries that (by having an alternative minimum tax liability allocated to them in a prior year) generated such minimum tax credit, with the earliest liabilities being allocated such minimum credit first. See Rules 45(c)(3) and 45(c)(5). The allocation of any "alternative



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         tax net operating loss deduction," as defined by Section 56(d) of the
         Code, shall follow the principles of paragraph (6).

         9. Paragraph (8) of the Agreement is deleted in its entirety and replaced with the following:

         OTHER FEDERAL TAXES, BENEFITS AND CREDITS. Taxes, tax benefits and credits against consolidated federal income tax that are not specifically addressed herein and for which allocation under paragraph
         (2) is not appropriate shall be allocated following the principles set forth in paragraphs (3) through (7) in order to allocate the material effects of such tax, tax benefit or credit to the subsidiary to which it is applicable. See Rule 45(c)(3).

         10. Paragraph (10) of the Agreement is amended to add the following after the last sentence:

         If the federal income tax otherwise allocated to a subsidiary under this Agreement is greater than the federal income tax computed as if such subsidiary had always filed a separate return, the Parent Company shall be liable for such excess, subject to recovery in later years from subsequent consolidated tax benefits.

         11. Paragraph (11) of the Agreement is amended by denoting the current text thereof as subparagraph (a) and captioning subparagraph (a) as "GENERALLY AND NEW HAMPSHIRE BUSINESS PROFITS TAX FOR TAX YEARS ENDING ON OR BEFORE DECEMBER 31, 1997."

         12. Paragraph (11) of the Agreement is amended to add the following after the last sentence of the current provision:

         (b) STATES WITH UNITARY REPORTING FOR TAX YEARS BEGINNING AFTER DECEMBER 31, 1997. Notwithstanding the preceding sentence, for purposes of allocating any current state income tax liability that is determined on the basis of unitary reporting and that is associated with a state income tax return involving more than one subsidiary ("Unitary Tax Liability"), any such current Unitary Tax Liability shall be allocated, FIRST, to subsidiaries with a positive income tax liability with respect to such state determined following the principles used to compute the subsidiary's Separate Return Tax ("Separate Unitary Return Tax") in an amount equal to each such subsidiary's Separate Unitary Return Tax; then

                  (i) if the current Unitary Tax Liability is less than the aggregate Separate Unitary Return Tax of the subsidiaries with positive Separate Unitary Return Tax ("Unitary Tax Benefit"), SECOND, in a negative amount to the Parent Company in an amount equal to the lesser of the Unitary Tax Benefit with respect to such state or the Unitary Tax Detriment (as hereinafter defined) from a prior year



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                           that has not been recovered in a prior year, THIRD,
                           in a negative amount to each subsidiary with a tax credit from such state that was unavailable in determining such subsidiaries' Separate Unitary Return Tax ("Unavailable Credit") (provided, however, that such tax credit was available in such state to the unitary group for such state) in an amount equal to the lesser of the Unitary Tax Benefit (less any amount allocated by clause second of this paragraph
                           (11)(b)) or the sum of the Unavailable Credit of all subsidiaries with Unavailable Credit multiplied by a fraction (A) the numerator of which is the Unavailable Credit of the subsidiary and (B) the denominator of which is the sum of the Unavailable Credits for all subsidiaries with Unavailable Credit; FOURTH, in a negative amount to each subsidiary having negative Separate Unitary Return Tax in an amount equal to the lesser of the Unitary Tax Benefit (less any amounts allocated by clauses second and third of this paragraph (11)(b) or the sum of the Separate Unitary Return Tax of all subsidiaries with negative Separate Unitary Return Tax multiplied by a fraction (A) the numerator of which is the Separate Unitary Return Tax of the subsidiary and (B) the denominator of which is the sum of the Separate Unitary Return Tax of the subsidiaries having negative Separate Unitary Return Tax, and, FIFTH, in a negative amount to each subsidiary having positive Separate Unitary Return Tax in an amount equal to the Unitary Tax Benefit (less any amounts allocated by clauses second, third and fourth of this paragraph
                           (11)(b) multiplied by a fraction (A) the numerator of which is the Separate Unitary Return Tax of the subsidiary and (B) the denominator of which is the sum of the Separate Unitary Return Tax of the subsidiaries having positive separate Unitary Return Tax; or

                  (ii) if the current Unitary Tax Liability is in excess of the aggregate Separate Unitary Return Tax of the subsidiaries with positive Separate Unitary Return Tax ("Unitary Tax Detriment"); SECOND, to the Parent Company in the amount of the Unitary Tax Detriment, subject to recovery in later years from subsequent Unitary Tax Benefits. (See Rule 45(c)).

         (c) PAYMENTS FOR ALLOCATIONS OF STATE TAX LIABILITIES. Payments of positive and negative allocations of state income tax liabilities and of net current state income tax liabilities of the Parent Company and the subsidiaries shall follow the principles set forth in paragraph (9).

         13. Paragraph (12) of the Agreement is amended to add the following after the last sentence:



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


         The Parent Company or designated subsidiary may act as an agent for each subsidiary doing business in a state with respect to the payment of any liability shown on the state income tax returns of such state.

         14. The last sentence of paragraph (15) of the Agreement is deleted in its entirety and replaced with the following:

         If at any time any other company becomes a member of the Parent Company's affiliated group, the parties hereto agree that such new member may become a party to this Agreement by (i) executing a duplicate copy of this Agreement or (ii) consenting to be included in a consolidated federal income tax return that includes the Parent Company.

         The above procedure for apportioning the consolidated annual net current federal and state income tax liability and expense of the Parent Company and the subsidiaries have been duly authorized and agreed to by each of the below listed members of the Parent Company's affiliated group as evidenced by the signature of a duly authorized officer of each company:

                                   NORTHEAST UTILITIES

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   THE CONNECTICUT LIGHT AND POWER COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   WESTERN MASSACHUSETTS ELECTRIC COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer



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


                                   HOLYOKE WATER POWER COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   NORTHEAST UTILITIES SERVICE COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   NORTHEAST NUCLEAR ENERGY COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   HOLYOKE POWER AND ELECTRIC COMPANY


                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   THE ROCKY RIVER REALTY COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer



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


                                   THE QUINNEHTUK COMPANY

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   RESEARCH PARK, INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   CHARTER OAK ENERGY, INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   HEC, INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer



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


                                   PROPERTIES INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   NORTH ATLANTIC ENERGY CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   NORTH ATLANTIC ENERGY SERVICE CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   COE DEVELOPMENT CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   COE ARGENTINA IL CORP.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer




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


                                   COE TEJONA CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   COE AVE FENIX CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   HEC INTERNATIONAL CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   MODE I COMMUNICATIONS INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   SELECT ENERGY, INC.

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer




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



                                   WMECO RECEIVABLES CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                   CL&P RECEIVABLES CORPORATION

                                   By:   /s/ David R. McHale
                                         ------------------------------------
                                         Name:  David R. McHale
                                         Title: Vice President and Treasurer


                                    October 26, 1998
                                    ---------------------



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